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                                                                    EXHIBIT 3.41

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:00 AM 07/13/1999
991285749 - 3068899

                            CERTIFICATE OF FORMATION
                                       OF
                             MAYFIELD BUILDING, LLC

      This Certificate of Formation of Mayfield Building, LLC (the "Company"), dated as of the 13th day of July, 1999, is being duly executed and filed by the undersigned, as an authorized person, to form a limited liability company under the Delaware Limited Liability Company Act (6 Del.C. Section 18-101, et seq.).

      1. The name of the limited liability company formed hereby is Mayfield Building, LLC.

      2. The address of the registered office of the Company in the State of Delaware is 1013 Centre Road, Wilmington, Delaware 19805.

      3. The name and address of the registered agent for service of process on the Company in the State of Delaware is Corporation Service Company, 1013 Centre Road, Wilmington, Delaware 19805.

      IN WITNESS WHEREOF, the undersigned has executed this Certificate of Formation as of the date first above written.

                                       By: /s/ Edward K. Clark
                                           -------------------------------------
                                           Edward K. Clark, Authorized Person

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                   FIRST AMENDMENT TO CERTIFICATE OF FORMATION
                                       OF
                             MAYFIELD BUILDING, LLC

      The undersigned, being a duly authorized person, on behalf of Mayfield Building, LLC, a Delaware limited liability company, having filed an original Certificate of Formation on July 13, 1999 (the "Certificate"), hereby duly executes this First Amendment to the Certificate of the Company, which is being filed with the Secretary of State of Delaware pursuant to the provisions of
Section 18-202 of the Delaware Limited Liability Company Act.

1. The name of the limited liability company is Mayfield Building, LLC (the "Company").

2.    The name of the Company has been changed.

3. Paragraph 1 of the Certificate is hereby deleted in its entirety and replaced with the following Paragraph 1:

      "1. The name of the limited liability company formed hereby is Builders FirstSource - Texas GenPar, LLC."

      SIGNED on this the 15th day of February, 2000.

                                          MAYFIELD BUILDING, LLC,
                                       a Delaware limited liability company

                                       By: /s/ Donald F. McAleenan
                                           ------------------------------
                                       Name: Donald F. McAleenan
                                       Title: Senior Vice President

                                                               STATE OF DELAWARE
                                                              SECRETARY OF STATE
                                                        DIVISION OF CORPORATIONS
                                                       FILED 05:30 PM 02/16/2000
                                                             001079881 - 3068899

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                                                               STATE OF DELAWARE
                                                              SECRETARY OF STATE
                                                        DIVISION OF CORPORATIONS
                                                       FILED 09:00 AM 08/15/2000
                                                             001411740 - 3068899

                            CERTIFICATE OF AMENDMENT

                        Pursuant to Section 18-202 of the
                          Limited Liability Company Act

            1. The name of the limited liability company is Builders FirstSource
- Texas Genpar, LLC.

            2. The Certificate of Formation is hereby amended to change the name and address of the registered agent.

            3. Accordingly, Article 2. of the Certificate of Formation shall, as amended, read as follows:

                  "2. The address of the registered agent of the Company in the
            State of Delaware is 1209 Orange Street, Wilmington, DE 19801."

            4. Article 3. of the Certificate of Formation shall, as amended, read as follows:

                  "3. The name and address of the registered agent for service of process on the Company in the State of Delaware is The Corporation Trust Company, 1209 Orange Street, Wilmington, DE 19801."

            IN WITNESS WHEREOF, the undersigned authorized person has executed this Certificate of Amendment this 11th day of August, 2000.

                                       BUILDERS FIRSTSOURCE -
                                          TEXAS GENPAR, LLC

                                       By: /s/ Charles L. Horn
                                           ---------------------
                                       Name:  Charles L. Horn
                                       Title: Authorized Person